                                                                    Exhibit 10.5






================================================================================


                           HUMAN RESOURCES AGREEMENT
                        DATED AS OF __________ __, 1996
                                     AMONG
                             FIRST DATA CORPORATION
                        INTEGRATED PAYMENT SYSTEMS INC.
                                      AND
                        MONEYGRAM PAYMENT SYSTEMS, INC.



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----

                                   ARTICLE 1
                                  DEFINITIONS..............................   1

                                   ARTICLE 2
                           ALLOCATION OF LIABILITIES.......................   5

                                   ARTICLE 3
                                  SAVINGS PLAN.............................   5
Section 3.1.  Establishment of Company Savings Plan........................   5
Section 3.2.  Transfer of Account Balances from FDC
              Savings Plan to Company Savings Plan.........................   5

                                   ARTICLE 4
                                  PENSION PLAN.............................   6

                                   ARTICLE 5
                               WELFARE BENEFITS............................   6
Section 5.1.  Welfare Benefits Provided Under Company Plans................   6
Section 5.2.  Accounts under FDC Cafeteria Plan............................   7
Section 5.3.  Treatment of COBRA Beneficiaries.............................   7

                                   ARTICLE 6
                      MISCELLANEOUS PLANS AND AGREEMENTS...................   7
Section 6.1.  Stock Option Plans...........................................   7
Section 6.2.  Bonus and Incentive Plans....................................   8
Section 6.3.  Workers' Compensation........................................   8
Section 6.4.  Vacation Pay Policy..........................................   8
Section 6.5.  Tuition Reimbursement Plan...................................   9
Section 6.6.  Severance Pay Plan...........................................   9

                                   ARTICLE 7
                                INDEMNIFICATION............................   9
Section 7.1.  Indemnification..............................................   9
Section 7.2.  Notification.................................................  10
Section 7.3.  Claims Period................................................  11
Section 7.4.  Subrogation..................................................  12
Section 7.5.  Exclusive Remedy.............................................  12
Section 7.6.  No Special Damages...........................................  12
Section 7.7.  Timely Payment...............................................  12

                                   ARTICLE 8
                                 MISCELLANEOUS.............................  12
Section 8.1.  No Rights....................................................  12
Section 8.2.  Corporate Action; Delegation of Authority....................  12
Section 8.3.  No Solicitation..............................................  13
Section 8.4.  Termination..................................................  13
Section 8.5.  Survival of Obligations......................................  14
Section 8.6.  Notices......................................................  14
Section 8.7.  Successors and Assigns.......................................  14

                                                                            Page
                                                                            ____
Section 8.8.  Access to Records after Closing..............................   15
Section 8.9.  Entire Agreement; Amendments.................................   15
Section 8.10. Partial Invalidity...........................................   16
Section 8.11. Execution in Counterparts....................................   16
Section 8.12. Further Assurances...........................................   16
Section 8.13. Governing Law................................................   16

                           HUMAN RESOURCES AGREEMENT

          THIS HUMAN RESOURCES AGREEMENT (this "Agreement") is dated as of
           , 1996, among First Data Corporation, a Delaware corporation ("FDC"),
                                                                          ---
Integrated Payment Systems Inc., a Delaware corporation and a wholly owned subsidiary of FDC ("IPS"), and MoneyGram Payment Systems, Inc., a Delaware
                    ---
corporation (the "Company").
                  -------

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Company, IPS and FDC have entered into a Contribution
Agreement dated as of           , 1996 (the "Contribution Agreement") pursuant
                                             ----------------------
to which IPS and certain of its Affiliates (as defined below) contributed to Company certain assets of the Business (as defined in Article I of the Contribution Agreement); and

          WHEREAS, IPS intends to make a public offering of its shares of Company common stock in a transaction that will cause the Company to cease to be a member of the FDC Group (as defined below); and

          WHEREAS, following the date on which Company ceases to be a member of the FDC Group, FDC and Company intend to cause certain of their respective plans to transfer accrued liabilities and assets relating to such liabilities between such plans; and

          WHEREAS, the Parties (as defined below) intend that Company provide certain benefits to certain employees after Company is no longer a member of the FDC Group; and

          WHEREAS, FDC, IPS and Company wish to enter into this Agreement in order to effect such intentions.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the sufficiency of which is acknowledged, the Parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     In this Agreement, unless the context otherwise requires, the capitalized terms used herein shall have the respective meanings set forth above in the preamble or specified or referred to in this Article 1, except that any
                                             ---------
capitalized term used but not defined herein shall have the meaning assigned to such term in the Contribution Agreement. Each agreement referred to in this Agreement shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and hereof. Each definition in this Agreement includes the singular and the plural, and reference to the neuter gender includes the masculine and feminine where appropriate. References to any statute or regulations means such statute or regulations as amended at the time and include any successor legislation or regulations. The heading to the Articles and Sections hereof and the table of contents herein are for convenience of reference and shall not affect the meaning or interpretation of this Agreement. Except as otherwise stated, references to Articles, Sections, Exhibits mean the Articles, Sections and Exhibits of this Agreement. The Exhibits are hereby incorporated by reference into and shall be deemed a part of this Agreement. Unless the context clearly indicates otherwise, the word "including" means "including but not limited to".

          "Affected Business Employee" means any (i) any "Moneygram Business Employee" as defined in Section 5.9 of the Contribution Agreement, and (ii) any individual whose relationship with Company or any Affiliate of Company is, as of the Effective Date, under common law that of an employee, including any such individual who on the Effective Date is not actively at work on account of short-term disability or approved leave of absence, other than a nonresident alien who receives no earned income from Company, or an Affiliate thereof, constituting income from sources within the United States.

          "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, however, that FDC and its Affiliates shall not be deemed
             --------  -------
     Affiliates of Company and Company and its Affiliates shall not be deemed Affiliates of FDC and its Affiliates.

          "Agreement" means this Agreement.

          "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and any applicable state law requiring continuation coverage under a medical plan.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

          "Company" means MoneyGram Payment Systems, Inc., a Delaware corporation, and any corporation which shall succeed to the business of such corporation.

          "Company Cafeteria Plan" means [INSERT NAME OF PLAN].

          "Company Group" means Company and (a) any corporation which is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as Company, (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with Company, (c) any organization (whether or not incorporated) which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) which includes Company, a corporation described in clause (a) of this definition or a trade or business described in clause (b) of this definition, or (d) any other entity which is required to be aggregated with Company pursuant to regulations promulgated under section 414(o) of the Code.

          "Company Indemnified Parties" shall mean any Company Group member, its officers, directors and employees, each of Company's Employee Benefit Plans and any contract administrator or service provider for any such plan (and the agents and employees of such administrators and providers).

          "Company Plan" means the Company Cafeteria Plan, the Company Savings Plan and the Company Welfare Plans, and any other Employee Benefit Plan contributed to or maintained at any time by the Company or its Affiliates.

          "Company Savings Plan" means the defined contribution plan which shall be established by Company after the Effective Date for the benefit of certain eligible employees.

          "Company Welfare Plans" means the welfare benefit plans established by Company following the Effective Date which provide benefits which correspond to benefits provided under the FDC Welfare Plans.

          "Effective Date" means the date on which Company ceases to be a member of the FDC Group.

          "Employee Benefit Plan" means any plan, program, agreement or arrangement providing compensation or benefits to employees or their beneficiaries or dependents, including but not limited to any "employee benefit plan" within the meaning of section 3(3) of ERISA, and any cash or stock bonus, deferred compensation, stock option, stock purchase disability, tuition reimbursement, vacation, cafeteria or severance plan, arrangement or program.

          "ERISA" means the Employee Retirement Income Security Act of 1974 as amended.

          "FDC Cafeteria Plans" means the First Data Corporation Health Care Reimbursement Account Plan, the First Data Corporation Dependent Care Account Plan and the First Data Corporation Flexible Benefit Plan.

          "FDC Group" means FDC and (a) any corporation which is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as FDC,

     (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with FDC, (c) any organization (whether or not incorporated) which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) which includes FDC, a corporation described in clause (a) of this definition or a trade or business described in clause (b) of this definition, or (d) any other entity which is required to be aggregated with FDC pursuant to regulations promulgated under section 414(o) of the Code.

          "FDC Indemnified Parties" shall mean any FDC Group member, its officers, directors and employees, each of FDC's Employee Benefit Plans and any contract administrator or service provider for any such plan (and the agents and employees of such administrators and providers).

          "FDC Pension Plan" means the First Data Corporation Retirement Plan.

          "FDC Plan" means the FDC Cafeteria Plan, the FDC Pension Plan, the FDC Savings Plan, the FDC Welfare Plans and any other Employee Benefit Plan maintained or contributed to by FDC and any other employee benefit plan or program maintained by FDC that immediately before the Effective Date covered or provided benefits to any Affected Business Employee or any dependent or beneficiary thereof.

          "FDC Savings Plan" means First Data Corporation Incentive Savings
     Plan.

          "FDC Welfare Plans" means an "employee welfare plan" as defined in section 3(1) of ERISA maintained or contributed to by FDC and which covers or otherwise provides benefits to any Affected Business Employee or the dependents or beneficiaries thereof. For purposes of this Agreement, any plan, program or policy providing for severance pay or benefits shall be treated as an "employee welfare plan" without regard to whether such plan, program or policy is in fact subject to ERISA.

          "Losses" means any and all losses, costs, obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, expenses, deficiencies or other charges.

          "Other Agreements" shall mean the Contribution Agreement among the parties and the Operations Agreement among Company, IPS and First Data Technologies, Inc.

          "Party" means FDC, IPS or Company.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Body.


                                   ARTICLE 2
                           ALLOCATION OF LIABILITIES

          Except as otherwise provided in this Agreement or the Other Agreements, the obligations and liabilities of FDC, Company and their respective Affiliates under the applicable FDC Plans and Company Plans shall be determined pursuant to the terms of such plans as in effect on the Effective Date.


                                   ARTICLE 3
                                 SAVINGS PLAN

          SECTION 3.1.  ESTABLISHMENT OF COMPANY SAVINGS PLAN. On the Effective
                        -------------------------------------
Date, each Affected Business Employee shall cease to accrue any additional benefit under the FDC Savings Plan. Company shall take any and all action necessary to establish the Company Savings Plan effective on the Effective Date (including, but not limited to, any and all action necessary to enable Company to administer such plan on the Effective Date) and to obtain as soon thereafter as is administratively practicable a determination letter from the Internal Revenue Service stating that such plan is, as of the Effective Date, qualified under section 401(a) of the Code. The Company Savings Plan shall contain such terms and conditions as the Company shall determine, provided that the Company
                                                     --------
Savings Plan shall provide that (i) any Affected Business Employee who immediately before the Effective Date is a participant in the FDC Savings Plan shall be on the Effective Date a participant in the Company Savings Plan, (ii) periods of employment with the FDC Group prior to the Effective Date shall be taken into account under the Company Savings Plan as if it were employment by the Company Group for purposes of determining an individual's eligibility to participate and such individual's vested interest in his or her accounts under such plan, (iii) the Company Savings Plan shall contain such provisions, including optional forms of benefit, as are reasonably necessary or appropriate in the opinion of FDC and the Company, to allow the transfer of accounts described in Section 3.2, (iv) the interest of each Affected Business Employee (or the beneficiaries thereof) under the Company Savings Plan in any amount transferred thereto from the FDC Savings Plan (including any future earnings thereon) shall be fully vested and nonforfeitable and (v) subject to applicable law and the provisions of the FDC Savings Plan, the account balances (including outstanding loans) of each Affected Business Employee shall be spun off from the FDC Savings Plan and merged into the Company Savings Plan within three months of the Effective Date.

          SECTION 3.2.  TRANSFER OF ACCOUNT BALANCES FROM FDC SAVINGS PLAN TO
                        -----------------------------------------------------
COMPANY SAVINGS PLAN. Subject to applicable law
--------------------
and the provisions of the FDC Savings Plan, not later than the first day of the second calendar month beginning after the Effective Date, or effective as of any other date as agreed to in writing by the plan administrator for the FDC Savings Plan and the plan administrator for the Company Savings Plan, the account balances (including outstanding loans) of all Affected Business Employees and any beneficiaries thereof shall be transferred from the FDC Savings Plan to the Company Savings Plan in the manner prescribed by section 414(l) of the Code. As of the effective date of such transfer, the Company Savings Plan shall assume all obligations and liabilities of the FDC Savings Plan to the Affected Employees and their beneficiaries, and the FDC Plan shall have no further obligations or liabilities with respect thereto.

                                   ARTICLE 4
                                 PENSION PLAN

          Each Affected Business Employee shall be treated as having terminated employment with an "Employer" as defined in the FDC Pension Plan as of the Effective Date, and thereafter, such employees shall be entitled to distributions thereunder as provided pursuant to the terms thereof.

                                   ARTICLE 5
                               WELFARE BENEFITS

          SECTION 5.1. WELFARE BENEFITS PROVIDED UNDER COMPANY PLANS. On the
                       ----------------------------------------------
Effective Date, each Affected Business Employee shall cease to accrue any additional benefit under the FDC Welfare Plans. On the Effective Date, the Company shall establish the Company Welfare Plans to the extent such plans are not already in existence prior to the Effective Date. The Company Welfare Plans shall duplicate the types of benefits (but shall not be required by this Agreement to duplicate the amount or level of benefits) provided by the FDC Welfare Plans pursuant to such terms and conditions as the Company shall determine, provided that (i) each Affected Business Employee who immediately
           --------
before the Effective Date is covered by a FDC Welfare Plan shall on the Effective Date be eligible for coverage under comparable the Company Welfare Plan, (ii) periods of employment with the FDC Group prior to the Effective Date shall be taken into account for all purposes under the Company Welfare Plans as if it were employment by the Company Group, (iii) any amounts paid or incurred by Affected Employees during 1996 under the FDC Welfare Plans shall be taken into account under the Company Welfare Plans for purposes of satisfying deductible and determining whether maximum out-of-pocket or similar requirements have been satisfied and (iv) no condition of an Affected Business Employee covered by the applicable FDC Welfare Plan shall be excluded from coverage under the applicable Company Welfare Plans as a pre-existing condition. On the Effective Date, the Company shall assume and be responsible for all liabilities and obligations to Affected

Business Employees in respect of claims made under the applicable Company Welfare Plan by or on behalf of Affected Business Employees on and after the Effective Date. FDC shall, pursuant to the terms of the applicable FDC Welfare Plan, retain responsibility for all claims relating to Affected Business Employees made up to, but not including, the Effective Date.

          SECTION 5.2.  ACCOUNTS UNDER FDC CAFETERIA PLAN.  On the Effective
                        ----------------------------------
Date, Company shall establish the Company Cafeteria Plan. On the Effective Date, each Affected Business Employee shall cease to accrue any additional benefit under the FDC Cafeteria Plans. The Company Cafeteria Plan shall contain such terms and conditions as the Company shall determine, provided that any Affected
                                                     --------
Business Employee who was immediately before the Effective Date a participant in any FDC Cafeteria Plan shall be eligible to be a participant in the corresponding portion of the Company Cafeteria Plan on the Effective Date. On and after the Effective Date, the Company Cafeteria Plan shall assume and be responsible for any claims under, and no Affected Business Employee shall be entitled to submit any further claims under, any FDC Cafeteria Plan to the extent of any balance to the credit of such employee under any FDC Cafeteria Plan as of the Effective Date, and each Affected Business Employee shall be credited with an opening balance under the corresponding portion of the Company Cafeteria Plan as of the Effective Date equal to the balance, if any, to the benefit of such employee under such FDC Cafeteria Plan as of the Effective Date.

          SECTION 5.3.  TREATMENT OF COBRA BENEFICIARIES. The appropriate
                        ---------------------------------
Company Welfare Plans shall retain or assume, as the case may be, any and all obligations for and liabilities to any individual claiming coverage or benefits with respect to welfare benefits on account of a relationship or former relationship with an Affected Business Employee pursuant to COBRA or any similar provision of federal or state law requiring continued coverage of such individuals. Any provisions of this Agreement applicable to Affected Business Employees also shall be applicable in determining the rights of or benefits provided to any persons claiming coverage or benefits with respect to the coverage provided to such Affected Business Employees pursuant to COBRA or any similar provision of federal or state law requiring continued coverage of such persons.

                                   ARTICLE 6
                      MISCELLANEOUS PLANS AND AGREEMENTS

          SECTION 6.1.  STOCK OPTION PLANS.  On the Effective Date, the
                        -------------------
Company's and its Affiliates' employees shall no longer be eligible to receive options under the terms of the First Data Corporation 1992 Long-Term Incentive Plan. Affected Business Employees who hold options under such plans shall be treated as having terminated their employment with the FDC Group on the Effective Date, and any stock options remaining outstanding thereunder that are not fully exercisable pursuant to their terms shall become fully exercisable on the Effective Date for the remainder of the post-termination of employment period specified therein.

          SECTION 6.2.  BONUS AND INCENTIVE PLANS.  (a) Company and its
                        --------------------------
Affiliates shall retain or assume, as the case may be, all obligations to pay bonuses or incentive compensation to or on behalf of Affected Business Employees that are accrued or accruable under generally accepted accounting principles consistently applied on the books of FDC, Company or their Affiliates as of the Effective Date. Except as set forth in paragraph (b) below, after the Effective Date, FDC shall have no further obligation for the payment of any such bonuses or incentive compensation.

          (b) IPS agrees to pay to the Company, on or before thirty (30) days after the Effective Date, an amount equal to the product of (i) the number of days from January 1, 1996 to the Effective Date (inclusive) and (ii) $2,085.

          SECTION 6.3.  WORKERS' COMPENSATION.  (a) FDC shall retain the
                        ----------------------
responsibility for all claims relating to Company employees and former Company employees relating to incidents occurring up to but not including the Effective Date (including, but not limited to, claims which are filed after the Effective Date but which relate to incidents occurring prior to the Effective Date). Any amount by which actual claims expenses vary from the reserve established by FDC for such expenses for periods prior to the Effective Date shall be retained by FDC.

          (b) Company shall assume responsibility for all claims relating to Company employees and former employees under applicable workers' compensation laws relating to periods beginning on the Effective Date. Company shall take any and all action necessary to effect timely return to work for all Company employees and former Company employees who are on a leave of absence from employment during which they were entitled to receive workers' compensation (including, but not limited to, persons with respect to whom FDC has the liability to pay workers' compensation claims).

          SECTION 6.4.  VACATION PAY POLICY.  Company shall assume liability for
                        --------------------
accrued but unpaid vacation of Affected Business Employees, determined under generally accepted accounting principles consistently applied, as of the Effective Date. After the Effective Date, it is expected that Company shall maintain for its employees a vacation pay policy, and Company shall be responsible for costs incurred to provide vacation pay to Company employees following such date. Periods of employment by Affected Business Employees with the FDC Group prior to the Effective Date shall be taken into account under

Company's vacation pay policy for purposes of determining the amount of vacation to which such employees are entitled.

          SECTION 6.5.  TUITION REIMBURSEMENT PLAN.  On the Effective Date,
                        ---------------------------
Company shall assume any obligation of FDC or its affiliates to or on behalf of Affected Business Employees under the IPS tuition reimbursement plan, including (without limitation) the obligation to pay or make reimbursements for expenses incurred during 1996 with respect to any course of study commenced prior to the Effective Date. In assuming such liabilities and making such payments and reimbursements, Company shall apply terms and conditions set forth in the IPS tuition reimbursement plan and applicable law.

          SECTION 6.6.  SEVERANCE PAY PLAN.  Until the first anniversary of the
                        -------------------
Effective Date, the Company shall provide Affected Business Employees severance benefits pursuant to a severance plan, program or policy not less favorable to such employees than that maintained by FDC immediately before the Effective Date.

                                   ARTICLE 7
                                INDEMNIFICATION

          SECTION 7.1.  INDEMNIFICATION.  (a) Company shall indemnify and hold
                        ----------------
harmless the FDC Indemnified Parties for all Losses and Expenses sustained in connection with the benefits provided or the actions taken or omitted to be taken in connection with this Agreement, or otherwise relating to the provision of employee benefits to employees or former employees of Company, their beneficiaries, alternate payees or any other person claiming benefits through them (except to the extent such Losses or Expenses are specifically allocated to FDC pursuant to this Agreement, including without limitation Losses and Expenses arising in connection with (1) Company's reduction, elimination or failure to provide any benefit previously provided to its employees or employees of any of its subsidiaries, (2) the provision of benefits to Affected Business Employees under the FDC Welfare Plans where such Losses or Expenses arise after the Effective Date, (3) the transfer of account balances from the FDC Savings Plan to the Company Savings Plan where such Losses or Expenses are incurred as a result of (A) any act or omission by Company (or Company's representative) or
(B) a determination by the Internal Revenue Service that the Company Savings Plan is not a tax-qualified plan and (4) any failure of Company or its Affiliates to fulfill any of its obligations under this Agreement or any Employee Benefit Plan of the Company Group.

          (b) FDC shall indemnify and hold harmless the Company Indemnified Parties for all Losses and Expenses sustained in connection with (1) the provision of benefits to Affected Business Employees under FDC Employee Benefit Plans where such Losses or Expenses arise prior to the Effective Date (2) the transfer of account balances from the FDC Savings Plan to the Company Savings Plan where such Losses or Expenses are incurred as a result of (A) any act or omission by FDC (or FDC's representative) or (B) (a) determination by the Internal Revenue Service that the FDC Savings Plan is not a tax-qualified plan and (3) any failure of FDC or its Affiliates to fulfill any of its obligations under this Agreement or any Employee Benefit Plan of the FDC Group not assumed by Company and its affiliates under this Agreement.

          (c) In the event that any Party retains the services of an attorney to enforce any term of this Agreement, or to obtain a remedy for a breach of this Agreement, the prevailing Party shall be entitled to recover its reasonable costs and attorney fees, including the costs and attorney fees on appeal, if any.

          SECTION 7.2.  NOTIFICATION.  (a)  Any Person (the "Indemnified Party")
                        -------------                       -------------------
seeking indemnification hereunder shall give promptly to the Party obligated to provide indemnification to such Indemnified Party (the "Indemnifying Party") a
                                                       --------------------
notice (a "Claim Notice") describing in reasonable detail the facts giving rise
          --------------
to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based; provided, however, that a Claim Notice in
                                --------- -------
respect of any action at law or suit in equity by or against a third party as to which indemnification will be sought shall be given promptly after the action or suit is commenced.

          (b) After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled under this
Article 7 shall be determined: (i) by the written agreement between the
---------
Indemnified Party and the Indemnifying Party; (ii) by a final judgment, decree or decision of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnifying Party shall agree. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. The Indemnified Party shall have the burden of proof in establishing the amount of Loss and Expense suffered by it.

          (c) In the event a claim, suit or proceeding by a third party for which indemnification may be available under this Agreement is made or filed against an Indemnified Party, the Indemnified Party shall promptly notify the Indemnifying Party in writing of such claim, suit or proceeding. The Indemnifying Party, within thirty (30) days, or such shorter period as is required to avoid any prejudice in the claim, suit or proceeding, after the notice, may elect to defend, compromise or settle the third party claim, suit or proceeding at its expense. There after, the Indemnified Party shall deliver to the Indemnifying Party, within ten (10) Business Days after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the third party claim. In any third party claim, suit or proceeding which the Indemnifying Party has elected to defend, compromise or settle, the Indemnifying Party shall not after such election be responsible for the expenses of legal counsel for the Indemnified Party, but the Indemnified Party may participate therein and retain counsel at its own expense. In any third party claim, suit or proceeding the defense of which the Indemnifying Party shall have assumed, the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the matter without the consent of the Indemnifying Party and the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement affecting the Indemnified Party without the written consent of the Indemnified Party to the extent that the judgment or settlement involves more than the payment of money. The Indemnified Party shall provide to the Indemnifying Party all information, assistance and authority reasonably requested in order to evaluate any third party claim, suit or proceeding and effect any defense, compromise or settlement. To the extent the Indemnifying Party elects not to defend such proceeding, claim or demand, and the Indemnified Party defends against or otherwise deals with any such proceeding, claim or demand, the Indemnified Party may retain counsel, at the expense of the Indemnifying Party, and control the defense of such proceeding. After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the time in which to appeal therefrom has expired, or a settlement shall have been consummated, or the Indemnified Party and the Indemnifying Party shall arrive at a binding agreement with respect to each separate matter alleged to be indemnified by the Indemnifying Party hereunder, the Indemnified Party shall forward to the Indemnifying Party notice of any sums due and owing by it with respect to such matter and the Indemnifying Party shall pay all of the sums owed to the Indemnified Party by wire transfer, certified or bank cashier's check within thirty (30) days after the date of such notice.

          SECTION 7.3.  CLAIMS PERIOD.  No cause of action, dispute or claim for
                        -------------
indemnification under this Agreement may be asserted or made against any Party or submitted to arbitration on a date later than the earlier of: (a) one year after the date in which facts giving rise to such cause of action, dispute or claim are discovered or, with the exercise of due diligence, should reasonably have been discovered, or if such event for which indemnification is claimed is an action or proceeding brought against the Indemnified Party, the end of the related notification period provided in Section 7.1; or (b) the second anniversary of the Effective Date.

          SECTION 7.4.  SUBROGATION.  In the event that an Indemnifying Party
                        -----------
shall be obligated to indemnify an Indemnified Party pursuant to Sections 7.1,
                                                                 ------------
the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

          SECTION 7.5.  EXCLUSIVE REMEDY.  Except for (i) remedies that cannot
                        ----------------
be waived as a matter of law and injunctive and provisional relief, and (ii) any Party's obligation to make any payments or reimbursements hereunder this Article 7 shall be the sole and exclusive remedy for breach of this Agreement, including with respect to any claim, demand, cause of action, debt, Loss, Expense or liability subject thereto.

          SECTION 7.6.  NO SPECIAL DAMAGES.  IN NO EVENT SHALL FIRST DATA, IPS,
                        ------------------
COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES UNDER THIS AGREEMENT, WHICH ARE HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER FIRST DATA, COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES HAS BEEN ADVISED, OR COULD HAVE FORESEEN, OF THE POSSIBILITY SUCH DAMAGES. THE FOREGOING REPRESENTS AN EXPRESS ALLOCATION OF RISK BETWEEN THE PARTIES.

          SECTION 7.7.  TIMELY PAYMENT.  Each Party shall be required to pay any
                        --------------
amount due to the other Party pursuant to this Agreement in a timely manner on the date on which such payment is due, and if no due date is specified, within 30 days after the date on which the Party to whom payment is owed makes written demand for such payment from the other Party.


                                   ARTICLE 8
                                 MISCELLANEOUS

          SECTION 8.1.  NO RIGHTS.  This Agreement shall not give any employee
                        ---------
(including any Affected Business Employee) or any Person any right to continued employment or to any employee benefits. This Agreement shall not give any Person other than a Party any rights, including in particular any third-party beneficiary or other right to enforce any provision of this Agreement or to receive damages for a breach of any such provision. Nothing in this Agreement shall obligate FDC, IPS, Company or any of their Affiliates to assist any Company employee to enforce any rights such employee may have with respect to any of the employee benefits described in this Agreement.

          SECTION 8.2.  CORPORATE ACTION; DELEGATION OF AUTHORITY.  Any action
                        -----------------------------------------
taken by an officer at the level of Vice-President or above shall be considered to be action taken by either FDC or Company for purposes of this Agreement. Without limiting the foregoing, the Chief Executive Officer of FDC or Company may delegate in writing to any other person the authority to act on behalf of FDC or Company, respectively, with respect to actions required under the terms of this Agreement.

          SECTION 8.3.  NO SOLICITATION.  For a period of one year after the
                        ---------------
Effective Date, neither the Company nor any of its Affiliates shall (i) induce or attempt to persuade any current or future employee of IPS or Western Union Financial Services, Inc. ("WU"), as the case may be, to terminate his or her employment relationship with IPS or WU, as the case may be, in order to enter into employment with the Company or any of its Affiliates, or (ii) hire or retain, as an employee, independent contractor or otherwise, any current or future employee of IPS or WU, as the case may be, unless, in each case, waived in writing by IPS or WU, as the case may be. For a period of one year after the Effective Date, neither FDC nor any of its Affiliates shall (i) induce or attempt to persuade any current or future employee of any member of the Company Group to terminate his or her employment relationship with such member in order to enter into employment with IPS or WU or (ii) hire or retain for or on behalf of IPS or WU as an employee, independent contractor or otherwise, any current or future employee of any member of the Company Group unless, in each case, waived in writing by the Company. The parties hereto acknowledge that a violation of this Section 8.3 may cause IPS, WU, Company or their respective Affiliates, as the case may be, irreparable harm which may not be adequately compensated for by money damages. The parties therefore agree that in the event of any actual or threatened violation of this Section 8.3, any affected FDC Group member or Company Group member, as the case may be, shall be entitled, in addition to other remedies it may have, to a temporary restraining order and to preliminary and final injunctive relief against Company, FDC or their respective Affiliates, as the case may be, to prevent any violation of this Section 8.3, without the necessity of posting a bond. The prevailing party in any action commenced under this Section 8.3 shall also be entitled to receive reasonable attorney's fees and court costs. It is the intent and the understanding of each party hereto, if, in any action before any court, agency or arbitration panel legally empowered to enforce this Section 8.3, any term, restriction, covenant or promise in this Section 8.3 is found to be unreasonable and for that reason unenforceable, then such terms, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court, agency or arbitration panel.

          SECTION 8.4.  TERMINATION.  Anything contained in this Agreement to
                        -----------
the contrary notwithstanding, this Agreement may be terminated at any time prior to the Effective Date by the mutual consent of the Company, FDC and IPS. In the event this Agreement shall be terminated, no party shall have any liability to any other party hereunder.

          SECTION 8.5.  SURVIVAL OF OBLIGATIONS.  All covenants and obligations
                        -----------------------
contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

          SECTION 8.6.  NOTICES.  All notices or other communications required
                        -------
or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally or when sent by registered or certified mail or by private courier addressed as follows:

          If to the Company, to:

          MoneyGram Payment Systems, Inc.
          7401 West Mansfield Avenue
          Lakewood, Colorado  68164
          Attention:  Chief Executive Officer

          with a copy to:

          MoneyGram Payment Systems, Inc.
          7401 West Mansfield Avenue
          Lakewood, Colorado  68164
          Attention:  General Counsel

          If to FDC or to IPS to:

          First Data Corporation
          2121 North 117th Avenue
          Omaha, Nebraska  68164
          Attention:  General Counsel

or to such other address as such party may indicate by a notice delivered to the other party hereto.

          SECTION 8.7.  SUCCESSORS AND ASSIGNS.  (a)  The rights of any party
                        ----------------------
under this Agreement shall not be assignable by such party hereto without the written consent of the other parties, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, (i) FDC and IPS may assign all their respective rights and delegate their respective duties and obligations hereunder to any of their Affiliates, provided such Affiliate remains an Affiliate of FDC
                            --------
and IPS after such an assignment and that notwithstanding such assignment FDC and IPS, respectively, shall remain primarily liable for all of their respective obligations hereunder; and (ii) subsequent to the consummation of the Offering in accordance with the Registration Statement, the Company may assign all its rights and delegate its duties and obligations hereunder to any of its Affiliates or to any Person who purchases substantially all of the Business, provided the assignee agrees to be bound in writing to the terms and conditions
--------
set forth in this Agreement, and, notwithstanding such assignment, the Company shall remain primarily liable for all of its obligations hereunder.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Except as to any Company Indemnified Party or IPS Indemnified Party entitled to indemnity under
Article 7, nothing in this Agreement, expressed or implied, is intended or shall
---------
be construed to confer upon any Person other than the parties and successors and assigns permitted by this Section 8.7 any right, remedy or claim under or by
                          -----------
reason of this Agreement.

          SECTION 8.8. ACCESS TO RECORDS AFTER CLOSING. (a) Subject to
                       -------------------------------
applicable laws and regulations relating to confidentiality and privacy of employee information and records, for a period of six years after the Effective Date, IPS, FDC and their Affiliates and their respective representatives shall have reasonable access to all of the books and records of the Business to the extent that such access may reasonably be required by IPS, FDC or their Affiliates in connection with matters which are the subject matter of this Agreement. Such access shall be afforded by the Company upon receipt of reasonable advance written notice and during normal business hours. IPS shall be solely responsible for any costs or expenses incurred by it pursuant to this
Section 8.8(a). If the Company shall desire to dispose of any of such books and
--------------
records prior to the expiration of such six-year period, the Company shall, prior to such disposition, give IPS a reasonable opportunity, at IPS' expense, to segregate and remove such books and records as IPS may select.

          (b) Subject to applicable laws and regulations relating to confidentiality and privacy of employee information and records, for a period of six years after the Effective Date, the Company and its representatives shall have reasonable access to all of the books and records relating to the Business which IPS or any of its Affiliates may retain after the Effective Date. Such access shall be afforded by IPS and its Affiliates upon receipt of reasonable advance written notice and during normal business hours. The Company shall be solely responsible for any costs and expenses incurred by it pursuant to this
Section 8.8(b).  If IPS or any of its Affiliates shall desire to dispose of any
--------------
of such books and records prior to the expiration of such six-year period, IPS shall, prior to such disposition, give the Company a reasonable opportunity, at the Company's expense, to segregate and remove such books and records as the Company may select.

          SECTION 8.9.  ENTIRE AGREEMENT; AMENDMENTS.  This Agreement, the
                        ----------------------------
Exhibits and Schedules referred to herein and the agreements and documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all other prior agreements, understandings or letters of intent between or among any of the parties hereto. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

          SECTION 8.10.  PARTIAL INVALIDITY.  Wherever possible, each provision
                         ------------------
hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

          SECTION 8.11.  EXECUTION IN COUNTERPARTS.  This Agreement may be
                         -------------------------
executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of FDC, IPS and the Company.

          SECTION 8.12.  FURTHER ASSURANCES.  On and after the Effective Date,
                         ------------------
each party hereto shall take such other actions and execute such other documents and instruments as may be reasonably requested by the other party hereto from time to time to effectuate or confirm the consummation of the transaction contemplated by this Agreement in accordance with the terms of this Agreement.

          SECTION 8.13.  GOVERNING LAW.  This Agreement shall be governed by and
                         -------------
construed in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of New York.

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first set forth above.

                                            FIRST DATA CORPORATION


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            INTEGRATED PAYMENT SYSTEMS INC.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



                                            MONEYGRAM PAYMENT SYSTEMS, INC.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________